SUPPLEMENT DATED FEBRUARY 9, 2010
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2009

This supplement revises the Pacific Select Fund (fund) prospectus dated May 1, 2009, as supplemented (Prospectus). The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the fund Prospectus. Remember to review the Prospectus for other important information.

Effective May 1, 2010, pursuant to approval by the fund’s board of trustees, including a majority of independent trustees, the name of the Money Market Portfolio will change to Cash Management Portfolio and the name of the Diversified Research Portfolio will change to Dividend Growth Portfolio, to better reflect the investment goals of the portfolios.

Effective May 1, 2010, pursuant to approval by the fund’s board of trustees, including a majority of independent trustees, at its meeting held on January 12, 2010, T. Rowe Price Associates, Inc. (T. Rowe Price) will become the manager of the Dividend Growth Portfolio, Eaton Vance Management (Eaton Vance) will become the manager of the Floating Rate Loan Portfolio, and BlackRock Investment Management, LLC (BlackRock) and Franklin Advisory Services, LLC (Franklin) will become the co-managers of the Small-Cap Equity Portfolio. In order to facilitate these changes, a portion of each of the portfolios’ holdings will be sold and new investments purchased in accordance with recommendations by the new managers. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the fund, may begin this transitioning prior to May 1, 2010. PLFA and/or the portfolios may each retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transitioning.

Diversified Research Portfolio (Dividend Growth Portfolio effective May 1, 2010)

Effective May 1, 2010, changes to the investment policies and strategies of the Diversified Research Portfolio are as follows:

•	The portfolio will normally invest at least 65% of its assets in equity securities of dividend paying companies.

•	The portfolio’s holdings will generally be in large to medium sized companies, which replaces the policy of generally holding companies with a total market capitalization of more than $1 billion.

•	The portfolio’s current 15% limitation in securities of companies outside the U.S. not including American Depositary Receipts (ADRs) and securities of foreign companies registered in the U.S. will increase to 25%.

The investment policies and strategies of the Diversified Research Portfolio (Dividend Growth Portfolio effective May 1, 2010) that take effect May 1, 2010, are described below:

Investment goal — seeks long-term growth of capital.

Main investments — normally invests at least 65% of its assets in equity securities of dividend paying companies that the manager expects to increase their dividends over time and also provide long-term appreciation. This portfolio may invest up to 25% of its assets in securities of companies outside the U.S. not including American Depositary Receipts (ADRs) and securities of foreign companies registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

The manager’s in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, to buy when they are temporarily out of favor or undervalued by the market. The portfolio generally holds large and medium capitalization companies.

In selecting investments, the manager favors companies with one or more of the following:

•	either a track record of, or the potential for, above-average earnings and dividend growth;
•	a competitive current dividend yield;
•	a sound balance sheet and solid cash flow to support future dividend increases;
•	a sustainable competitive advantage and leading market position; and
•	attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The portfolio may engage in securities lending.

T. Rowe Price Associates, Inc.

100 East Pratt Street Baltimore, MD, 21202

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price) is a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts. As of December 31, 2009 T. Rowe Price’s total assets under management, including its affiliates, were approximately $391.3 billion.

DIVIDEND GROWTH PORTFOLIO
Thomas J. Huber, CFA (Since 2010)	Vice president of T. Rowe Price since 1998, portfolio manager of T. Rowe Price’s U.S. equity division since 2000, president and chairman of T. Rowe Price’s dividend growth fund and growth & income fund since 2000 and 2007, respectively. Mr. Huber is also vice president and member of T. Rowe Price’s investment advisory committee for the real estate fund, blue chip growth fund and equity income fund since 2002, 2003 and 2009, respectively. Mr. Huber has over 18 years of investment experience. He has a BS from the University of Virginia and an MS from the University of Wisconsin-Madision School of Business in the Applied Security Analysis and Portfolio Management Program.

He is assisted by one of T. Rowe Price’s Investment Advisory Committees.

Floating Rate Loan Portfolio

Effective May 1, 2010, changes to the investment policies and strategies of the Floating Rate Loan Portfolio are as follows:

•	The portfolio’s limitation of not more than 10% of its assets invested in debt instruments rated in the three lowest categories of non-investment grade (or if unrated, are of comparable quality as determined by the manager) will be removed.

•	The industry and sector concentration and regulatory impact risks will be removed as principal risks.

•	The portfolio’s primary benchmark index will change from Credit Suisse First Boston Leveraged Loan Index to S&P/LSTA Leveraged Loan Index.

The investment policies and strategies of the Floating Rate Loan Portfolio that take effect May 1, 2010, are described below:

Investment goal — seeks to provide a high level of current income.

Main investments — invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Structured notes are treated as floating rate loans for purposes of the portfolio’s 80% investment policy. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the portfolio invests include senior loans of domestic and foreign issuers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Senior loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the senior loans and the rights and obligations of the borrowers and lenders. Senior loans in which the portfolio will purchase interests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. The portfolio may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the portfolio may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The portfolio may invest all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk) or if unrated, are of comparable quality as determined by the manager. Such instruments include those that are stressed, distressed or in default.

The floating rate loans in which the portfolio invests are not subject to any restrictions with respect to maturity. Floating rate loans will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually. Floating rate loans generally have a dollar-weighted average days until the next interest rate reset of 90 days or less.

Under normal market conditions, the portfolio may invest up to 20% (in the aggregate) of its assets (including assets maintained by the portfolio as a reserve against any additional loan commitments) in (i) investment grade debt securities and/or investment grade short-term debt securities with remaining maturities of one year or less, including money market instruments; (ii) warrants and equity securities in connection with the portfolio’s investments in senior loans or other debt instruments; (iii) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates and subordinated bridge loans; (iv) secured and unsecured subordinated loans; (v) second lien and third lien loans; (vi) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all which may be fixed or floating rate (vii) other floating rate debt instruments, such as notes and asset backed securities (including special purpose trusts investing in bank loans); and (viii) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.

Subject to other limitations described above, the portfolio may invest up to 25% of its assets in foreign senior loans and foreign securities.

The manager may also use derivatives (such as options and futures contracts, interest rate and credit default swaps, credit-linked notes and currency hedging derivatives) as a substitute for securities, to try to increase returns, to change the duration or obligations held by the portfolio, to manage certain investment risks, or to hedge against changes in security prices, interest rates or currency exchange rates or to otherwise help achieve the portfolio’s investment goal.

If the manager determines that market conditions temporarily warrant a defensive investment policy, the portfolio may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including money market instruments and cash equivalents.

Eaton Vance Management

Two International Place, Boston, MA 02110

Eaton Vance Management (Eaton Vance) has been managing assets since 1924 and managing mutual funds since 1931. As of December 31, 2009, Eaton Vance Corporation’s, the parent company of Eaton Vance, total assets under management, including its affiliates, were approximately $154.9 billion.

Scott H. Page, CFA (Since 2010)	Vice president and director of Eaton Vance’s Bank Loan team since 1996 and portfolio manager of Eaton Vance’s senior loan funds since 1996. He has been a member of Eaton Vance’s bank loan team since 1989 and was named co-director in July 1996. In November 2007, he was named director of bank loans. Mr. Page was investment officer of Dartmouth College Investment Office from 1988-1989; assistant vice president of Citicorp (leveraged finance) from 1987-1988; and credit review officer of Chase Manhattan Bank from 1981-1985. He has 27 years of investment experience and has a BA from Williams College and an MBA from the Amos Tuck School at Dartmouth College.

Andrew Sveen, CFA (Since 2010)	Vice president of Eaton Vance since 1999. Mr. Sveen has 15 years of investment experience and has a BA from Dartmouth College and an MBA from the William Simon School of Business Finance.

Craig P. Russ (Since 2010)	Vice president and portfolio manager of Eaton Vance’s senior loan funds. He is a co-manager for several Eaton Vance senior loan funds and has been a member of Eaton Vance’s bank loan team since 1997. Prior to joining Eaton Vance, Mr. Russ was a vice president in the specialized lending division of State Street Bank. He has 24 years of investment experience and has a BA from Middlebury College.

Small-Cap Equity Portfolio

Effective May 1, 2010, changes to the investment policies and strategies of the Small-Cap Equity Portfolio are as follows:

•	The portfolio is currently actively managed by one portfolio manager. The portfolio will become co-managed by two portfolio managers and PLFA will normally strive to allocate the inflows and outflows between the two managers with a 30% allocation to BlackRock and a 70% allocation to Franklin.

•	The portfolio is currently expected to generally hold between 50 and 130 holdings. This expectation will be removed and the number of holdings is expected to increase significantly.

•	The portfolio may continue to invest in emerging market countries, equity initial public offerings, real estate investment trusts (REITs) and real estate operating companies (REOCs), but these will no longer be principal investment strategies of the portfolio.

•	The manager may use derivatives such as index futures and options contracts as part of its investment strategy.

The investment policies and strategies of the Small-Cap Equity Portfolio that take effect May 1, 2010, are described below:

Investment goal — seeks long-term growth of capital.

Main investments — the portfolio is co-managed by BlackRock Investment Management, LLC (BlackRock) and Franklin Advisory Services, LLC (Franklin). Each manager has its own investment style and acts independently of the other. Pacific Life Fund Advisors LLC (PLFA), the investment adviser, allocates the portfolio’s assets between Franklin and BlackRock. PLFA will normally strive to allocate inflows and outflows between the two managers with a 70% allocation to Franklin and a 30% allocation to BlackRock, but may change the allocation or rebalance at any time. The relative values of each manager’s share of the portfolio’s assets also may change over time. The portfolio invests at least 80% of its assets in equity securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives). The managers generally consider a company to be a small-capitalization company if the company has a market capitalization similar to the capitalization range of the Russell 2000 Value Index. As of December 31, 2009, the market capitalization range of the Russell 2000 Value Index was approximately $32 million to $4 billion. The portfolio may, however, invest in companies with larger market capitalizations.

The portfolio invests mainly in equity securities of small, publicly traded companies and derivatives on those securities. Each manager may also invest in common stock, preferred stock, convertible preferred stock and convertible debt securities and foreign securities. The portfolio may engage in securities lending.

BlackRock invests in securities that are included in the Russell 2000 Value Index or have economic characteristics similar to securities included in that index (including derivatives). The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. Equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The manager principally invests in common stock.

The manager’s two goals are as follows:

(1) match the returns of the indexes before taking into account portfolio costs

•	holds any number of the stocks in the index and tries to match its sector weightings and characteristics. Since the portfolio generally invests in securities that are included in the index, as well as securities that have economic characteristics similar to securities included in the index, it has similar characteristics and performance. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

•	Returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

(2) lower transaction costs

•	is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The manager may hold some cash for liquidity, but will not deviate from the above noted strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the manager frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Franklin generally invests in equity securities that the manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the manager focuses on companies that have one or more of the following characteristics:

• Stock prices that are low relative to current, historical or future earnings, book value, cash flow or sales — all relative to the market, a company’s industry, or a company’s earnings history.

• Recent sharp price declines but the potential for good long-term earnings prospects, in the manager’s opinion.

• Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or is a “value,” when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company’s worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the manager may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the manager, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The manager employs a bottom-up stock selection process.

BlackRock Investment Management, LLC

800 Scudders Hill Road, Plainsboro, New Jersey 08536

BlackRock Investment Management, LLC (BlackRock) is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, BlackRock’s, including its affiliates, total assets under management were approximately $3.35 trillion.

SMALL-CAP EQUITY PORTFOLIO	The portfolio is managed by BlackRock’s Quantitative Index Management Team.
Debra L. Jelilian (Since 2010)	Managing director of BlackRock since 2009 and director of BlackRock since 2006. Prior to joining BlackRock, she was a director of Merrill Lynch Investment Managers, L.P. (MLIM) from 1999 to 2006. She was a member of the portfolio’s management team at Mercury Advisors (the MLIM Quantitative Index Management Team) since 2000. Ms. Jelilian has over 16 years experience in investing and in managing index investments. She has a BA from Manhattanville College.

Franklin Advisory Services, LLC

One Parker Plaza, Ninth Floor, Fort Lee, NJ 07024

Franklin Advisory Services, LLC (Franklin) is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of September 30, 2009, Franklin’s total assets under management were approximately $9.95 billion.

SMALL-CAP EQUITY PORTFOLIO
William J. Lippman (Since 2010)	President of Franklin since 1999 and portfolio manager of Franklin since 1988. Mr. Lippman has joint authority over all aspects of the portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. He has over 50 years of investment experience. Mr. Lippman has a BBA from City College of New York and an MBA from New York University.

Y. Dogan Sahin, CFA (Since 2010)	Portfolio manager of Franklin since 2007 and research analyst of Franklin since 2001. Mr. Sahin has joint authority over all aspects of the portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. He has over 8 years of investment experience. Mr. Sahin has a BA from Carleton College and an MA from University of California at Berkley.

Bruce C. Baughman, CPA (Since 2010)	Senior vice president of Franklin since 1999 and portfolio manager of Franklin since 1988. Mr. Baughman provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He has over 25 years of investment experience. Mr. Baughman has a BA from Stanford University and an MS from New York University.

Margaret McGee (Since 2010)	Vice president of Franklin since 1999. Ms. McGee provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She has over 25 years of investment experience. Ms. McGee has a BA and an MBA from William Paterson University.

Donald G. Taylor, CPA (Since 2010)	Senior vice president of Franklin since 1999 and portfolio manager of Franklin since 1996. Mr. Taylor provides research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He has over 25 years of investment experience. Mr. Taylor has a BS from the Wharton School at the University of Pennsylvania.

They are assisted by the Franklin Advisory Services, LLC Equity Management Team.

OTHER CHANGES TO PACIFIC SELECT FUND:

ABOUT THE MANAGERS

Mid-Cap Value Portfolio — The biographical information on page 62 of the Prospectus, regarding Wayne J. Archambo, CFA, is deleted and replaced with the following:

Kate O’Connor, CFA (Since 2010)	Managing director of BlackRock since 2006, research analyst of BlackRock and member of BlackRock’s small and mid cap value equity team since 2001 Ms. O’Connor is also lead manager for BlackRock’s small cap core portfolios since 2001 and BlackRock’s small cap value portfolios since 2001. In addition, she is back-up portfolio manager for BlackRock’s small/mid cap value and mid cap value portfolios since 2005 and 2009, respectively, and is responsible for coverage of the health care sector. She has over 17 years of investment experience. Ms. O’Connor has a BA from Lehigh University and an MBA from Tulane University.

Asset Allocation Fund — The biographical information on page 64 of the Prospectus, regarding Susan M. Tolson, is deleted.

Short Duration Bond Portfolio — The biographical information on page 65 of the Prospectus, regarding Jonathon A. Beinner, James B. Clark, Thomas J. Kenny, CFA, and Michael Swell, is deleted.

Diversified Bond Portfolio — The biographical information on page 71 of the Prospectus, regarding Detlev S. Schlichter, is deleted.

SUPPLEMENT DATED FEBRUARY 9, 2010 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2009, as supplemented (together the “SAI”) and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information.

ORGANIZATION AND MANAGEMENT OF THE FUND

In the Management Information subsection, information on the Fund officers beginning on page 54 of the SAI is deleted and replaced with the following:

Interested Persons

Number of
		Current Directorship(s) Held	Portfolios in
	Position(s) with the Fund	and Principal Occupation(s) During Past 5 years	Fund Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	69

			Number of
		Current Directorship(s) Held	Portfolios in
	Position(s) with the Fund	and Principal Occupation(s) During Past 5 years	Fund Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Senior Vice President (6/08 to present) of Pacific Life Re Holdings LLC; Director and Senior Vice President (6/08 to present) of Pacific Life Re Holdings Limited; Current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	69
Mark W. Holmlund Year of birth 1961	President since 1/01/10	Executive Vice President (7/05 to present) and Chief Investment Officer (4/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Executive Vice President (1/01 to present) and Chief Investment Officer (4/07 to present) of Pacific Life; Director (6/07 to present), Executive Vice President (1/01 to present) and Chief Investment Officer (4/07 to present) of Pacific Life & Annuity Company; Executive Vice President and Chief Investment Officer (5/07 to present) of Pacific Life Fund Advisors, LLC; Chief Executive Officer (1/06 to present) of Pacific TriGuard Partners LLC; and President (1/10 to present) of Pacific Life Funds.	69

2

			Number of
		Current Directorship(s) Held	Portfolios in
	Position(s) with the Fund	and Principal Occupation(s) During Past 5 years	Fund Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	69
Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present), and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President & Controller (10/07 to present), Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	69
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	69
Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	69
Audrey L. Milfs Year of birth 1945	Vice President since 7/01/09 and Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries of Pacific Life; and Vice President (7/09 to present) and Secretary (6/01 to present) of Pacific Life Funds.	69

3

			Number of
		Current Directorship(s) Held	Portfolios in
	Position(s) with the Fund	and Principal Occupation(s) During Past 5 years	Fund Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	69
Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	69
Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06), and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	69

[1]	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
[2]	As of May 1, 2009, the “Fund Complex” consisted of Pacific Select Fund (46 portfolios) and Pacific Life Funds (23 funds).

INFORMATION ABOUT THE PORTFOLIO MANAGERS

In the Other Accounts Managed subsection, beginning on page 87 of the SAI, the information in the Asset Based Fees table regarding Jonathon A. Beinner, James B. Clark, Thomas J. Kenny, and Michael Swell in regards to the Short Duration Bond Portfolio, Detlev S. Schlichter in regards to the Diversified Bond Portfolio, and Wayne J. Archambo in regards to the Mid-Cap Value Portfolio is deleted and the following information is added:

ASSET BASED FEES as of December 31, 2009
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	In the Accounts	Accounts	In the Accounts	Accounts	In the Accounts

Mid-Cap Value
Kate O’Connor	5	$1,770,000,000	1	$36,476,000	14	$1,310,000,000

Information in the Performance Based Fees table, beginning on page 90 of the SAI, regarding Jonathon A. Beinner, James B. Clark,Thomas J. Kenny, and Michael Swell in regards to the Short Duration Bond Portfolio and Detlev S. Schlichter in regards to the Diversified Bond Portfolio is deleted.

Form No:	15-30505-00
PSFSAI210
85-30506-00

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